UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    June 26, 2007

UAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6033	36-2675207
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

77 W. Wacker Drive, Chicago, IL 60601

(Address of principal executive offices)

Registrant’s telephone number, including area code:    (312) 997-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.	Entry into a Material Definitive Agreement.

On June 26, 2007, United Air Lines, Inc. (“United”) and Wilmington Trust Company, as subordination agent and pass through trustee under three pass through trusts newly formed by United (the “Trustee”) entered into the Note Purchase Agreement, dated as of June 26, 2007 (the “Note Purchase Agreement”). The Note Purchase Agreement provides for the issuance by United of equipment notes (the “Equipment Notes”) in the aggregate principal amount of $693,657,000 to finance thirteen aircraft owned by United. The payment obligations of United under the equipment notes are fully and unconditionally guaranteed by UAL Corporation (the “Company”). Pursuant to the Note Purchase Agreement, the Trustee for each pass through trust agreed to purchase Equipment Notes issued under a Trust Indenture and Mortgage (each, an “Indenture” and, collectively, the “Indentures”) with respect to each aircraft entered into by United and Wilmington Trust Company, as Mortgagee.

Each Indenture contemplates the issuance of Equipment Notes in three series: Series A, bearing interest at the rate of 6.636% per annum, Series B, bearing interest at the rate of 7.336% per annum, and Series C, bearing interest at the rate of Six-Month LIBOR plus 2.25% per annum, in the aggregate principal amount equal to $485,086,000, in the case of Series A Equipment Notes, $106,835,000 in the case of Series B Equipment Notes, and $101,736,000, in the case of Series C Equipment Notes. The Equipment Notes will be purchased by the Trustee for each pass through trust using the proceeds from the sale of Pass Through Certificates, Series 2007-1A, Pass Through Certificates, Series 2007-1B, and Pass Through Certificates, Series 2007-1C (collectively, the “Certificates”).

The interest on the Equipment Notes is payable semiannually on each January 2 and July 2, beginning on January 2, 2008. The principal payments on the Equipment Notes are scheduled on January 2 and July 2 in certain years, beginning on January 2, 2008. The final payments will be due on July 2, 2022, in the case of the Series A Equipment Notes, July 2, 2019, in the case of the Series B Equipment Notes, and July 2, 2014, in the case of the Series C Equipment Notes. Maturity of the Equipment Notes may be accelerated upon the occurrence of certain Events of Default, including failure by United to make payments under the applicable Indenture when due or to comply with certain covenants, as well as certain bankruptcy events involving United. The Equipment Notes issued with respect to each aircraft will be secured by a lien on such aircraft and will also be cross-collateralized by the other aircraft financed pursuant to the Note Purchase Agreement.

The Certificates were registered for offer and sale pursuant to the Securities Act of 1933, as amended (the “Securities Act”), under the Company’s automatic shelf registration statement on Form S-3 (File No. 333-143865) (the “Registration Statement”). For a more detailed description of the agreements and instruments entered into by United with respect to the Certificates, see the disclosure under the captions “Description of the Certificates”, “Description of the Liquidity Facilities for Class A and B Certificates”, “Description of the Intercreditor Agreement”, “Description of the Equipment Notes” and “Underwriting” contained in the Company’s final Prospectus Supplement, dated June 19, 2007 (the “Prospectus Supplement”), to the Prospectus, dated June 19, 2007, filed with the Securities and Exchange Commission on June 21, 2007 pursuant to Rule 424(b) under the Securities Act, which disclosure is hereby incorporated herein by reference.

This Current Report is also being filed for the purpose of filing as exhibits to the Registration Statement the documents listed in Item 9.01 below, which are hereby incorporated by reference in the Registration Statement.

Item 2.03.	Creation of Direct Financial Obligation.

See Item 1.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The Exhibit Index attached to this Current Report is hereby incorporated by reference. The documents listed on the Exhibit Index are filed as Exhibits with reference to the Registration Statement. The Registration Statement and the final Prospectus Supplement, dated June 19, 2007, to the Prospectus, dated June 19, 2007, relate to the offering of the Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAL CORPORATION

By:	/s/ Frederic F. Brace
	Name:	Frederic F. Brace
	Title:	Executive Vice President and Chief Financial Officer

Date: June 27, 2007

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated June 19, 2007, between Morgan Stanley & Co. Incorporated, Credit Suisse Securities (USA) LLC, United Air Lines, Inc. and UAL Corporation (filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K dated June 19, 2007 (filed with the SEC on June 21, 2007) and incorporated herein by reference)

4.4*	Pass Through Trust Agreement, dated as of June 26, 2007, between Wilmington Trust Company, as Trustee, and United Air Lines, Inc.

4.5*	Trust Supplement No. 2007-1A, dated as of June 26, 2007, between Wilmington Trust Company, as Trustee, and United Air Lines, Inc. to Pass Through Trust Agreement, dated as of June 26, 2007

4.6*	Trust Supplement No. 2007-1B, dated as of June 26, 2007, between Wilmington Trust Company, as Trustee, and United Air Lines, Inc. to Pass Through Trust Agreement, dated as of June 26, 2007

4.7*	Trust Supplement No. 2007-1C, dated as of June 26, 2007, between Wilmington Trust Company, as Trustee, and United Air Lines, Inc. to Pass Through Trust Agreement, dated as of June 26, 2007

4.8*	Revolving Credit Agreement (2007-1A), dated as of June 26, 2007, between Wilmington Trust Company, as Subordination Agent, as Agent and Trustee for the United Air Lines Pass Through Trust 2007-1A, as Borrower, and Morgan Stanley Senior Funding, Inc., as Liquidity Provider

4.9*	Revolving Credit Agreement (2007-1B), dated as of June 26, 2007, between Wilmington Trust Company, as Subordination Agent, as Agent and Trustee for the United Air Lines Pass Through Trust 2007-1B, as Borrower, and Morgan Stanley Senior Funding, Inc., as Liquidity Provider

4.10*	Morgan Stanley Liquidity Facility Guarantee, dated June 26, 2007

4.11*	Intercreditor Agreement, dated as of June 26, 2007, among Wilmington Trust Company, as Trustee, Morgan Stanley Senior Funding, Inc., as Liquidity Provider, and Wilmington Trust Company, as Subordination Agent and Trustee

4.12*	Note Purchase Agreement, dated as of June 26, 2007, among United Air Lines, Inc., Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements, and Wilmington Trust Company, as Subordination Agent

4.13*	Form of Participation Agreement (Participation Agreement between United Air Lines, Inc. and Wilmington Trust Company, as Mortgagee, Subordination Agent and Pass Through Trustee)

4.14*	Form of Indenture (Trust Indenture and Mortgage between United Air Lines, Inc. and Wilmington Trust Company, as Mortgagee)

4.15*	Form of United Air Lines, Inc. Pass Through Certificate, Series 2007-1A (included in Exhibit 4.5)

4.16*	Form of United Air Lines, Inc. Pass Through Certificate, Series 2007-1B (included in Exhibit 4.6)

4.17*	Form of United Air Lines, Inc. Pass Through Certificate, Series 2007-1C (included in Exhibit 4.7)

4.18*	UAL Corporation Guarantee, dated June 26, 2007

99.1*	Schedule I (1)

*	Filed herewith electronically
(1)	Documents substantially identical in all material respects to those filed as Exhibits 4.13 and 4.14 hereto have been entered into with respect to each aircraft. Pursuant to Instruction 2 of Item 601 of Regulation S-K, Exhibit 99.1 hereto sets forth the terms whereby such substantially identical documents differ from those filed as Exhibit 4.13 and 4.14 hereto.